      [GRAPHICS OMITTED]       PRELIMINARY SAMPLE       [GRAPHICS OMITTED]
                               POPULAR ABS 2005-3

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-3                                 1ST LIENS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 32,346,933
                                                                     181 RECORDS
--------------------------------------------------------------------------------

                                                                                            WEIGHTED
                                                                               WEIGHTED      AVERAGE
                                                   CURRENT         PCT BY      AVERAGE       STATED       WEIGHTED      WEIGHTED
                                      # OF        PRINCIPAL         CURR        GROSS       REMAINING      AVERAGE       AVERAGE
CURRENT PRINCIPAL BALANCE ($)         LOANS        BALANCE        PRIN BAL      COUPON        TERM        ORIG CLTV       FICO
                                      -----     -------------     --------     --------     ---------     ---------     --------
50,000.01 -- 100,000.00                  26      2,077,018.46         6.42        6.382           350         79.77          658
100,000.01 -- 150,000.00                 59      7,398,997.33        22.87        6.630           350         79.43          648
150,000.01 -- 200,000.00                 36      6,290,979.90        19.45        6.417           341         79.97          649
200,000.01 -- 250,000.00                 28      6,251,771.06        19.33        6.343           355         79.82          647
250,000.01 -- 300,000.00                 14      3,963,191.12        12.25        6.279           356         80.00          647
300,000.01 -- 350,000.00                 13      4,256,950.35        13.16        6.228           347         80.41          665
350,000.01 -- 400,000.00                  3      1,114,761.99         3.45        6.339           354         79.96          698
450,000.01 -- 500,000.00                  2        993,262.30         3.07        5.395           355         78.71          685
                                      -----     -------------     --------     --------     ---------     ---------     --------
Total:                                  181     32,346,932.51       100.00        6.373           350         79.83          654
                                      =====     =============     ========     ========     =========     =========     ========

Min: $54,970.64
Max: $497,074.95
Average: $178,712.33

                                                                                            WEIGHTED
                                                                               WEIGHTED      AVERAGE
                                                   CURRENT         PCT BY      AVERAGE       STATED       WEIGHTED      WEIGHTED
                                      # OF        PRINCIPAL         CURR        GROSS       REMAINING      AVERAGE       AVERAGE
CURRENT GROSS RATE                    LOANS        BALANCE        PRIN BAL      COUPON        TERM        ORIG CLTV       FICO
                                      -----     -------------     --------     --------     ---------     ---------     --------
4.500 -- 4.999                            3        216,159.62         0.67        4.891           355         80.00          672
5.000 -- 5.499                            5      1,213,820.39         3.75        5.299           354         79.69          653
5.500 -- 5.999                           50     10,799,162.03        33.39        5.891           347         79.98          658
6.000 -- 6.499                           38      6,344,536.92        19.61        6.256           346         79.95          663
6.500 -- 6.999                           55      8,991,483.01        27.80        6.742           355         79.65          647
7.000 -- 7.499                           25      4,130,243.50        12.77        7.189           350         79.88          644
7.500 -- 7.999                            4        522,876.76         1.62        7.685           357         80.00          655
8.000 -- 8.499                            1        128,650.28         0.40        8.000           356         70.88          592
                                      -----     -------------     --------     --------     ---------     ---------     --------
Total:                                  181     32,346,932.51       100.00        6.373           350         79.83          654
                                      =====     =============     ========     ========     =========     =========     ========

Min: 4.800
Max: 8.000
Weighted Average: 6.373

                                                                                            WEIGHTED
                                                                               WEIGHTED      AVERAGE
                                                   CURRENT         PCT BY      AVERAGE       STATED       WEIGHTED      WEIGHTED
                                      # OF        PRINCIPAL         CURR        GROSS       REMAINING      AVERAGE       AVERAGE
FICO                                  LOANS        BALANCE        PRIN BAL      COUPON        TERM        ORIG CLTV       FICO
                                      -----     -------------     --------     --------     ---------     ---------     --------
550 -- 574                                1        212,489.57         0.66        6.790           354         80.00          564
575 -- 599                                5      1,059,534.89         3.28        6.701           355         78.89          596
600 -- 624                               22      3,713,279.36        11.48        6.397           356         79.46          616
625 -- 649                               72     12,849,602.35        39.72        6.409           351         79.82          636
650 -- 674                               34      5,566,814.24        17.21        6.350           345         79.95          660
675 -- 699                               32      5,462,617.07        16.89        6.415           342         79.90          685
700 >=                                   15      3,482,595.03        10.77        6.061           356         80.18          727
                                      -----     -------------     --------     --------     ---------     ---------     --------
Total:                                  181     32,346,932.51       100.00        6.373           350         79.83          654
                                      =====     =============     ========     ========     =========     =========     ========

Min: 564
Max: 780
NZ Weighted Average: 654

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

POPULAR ABS 2005-3                                 1ST LIENS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 32,346,933
                                                                     181 RECORDS
--------------------------------------------------------------------------------

                                                                                           WEIGHTED
                                                                               WEIGHTED     AVERAGE
                                                   CURRENT         PCT BY      AVERAGE      STATED         WEIGHTED     WEIGHTED
                                      # OF        PRINCIPAL         CURR        GROSS      REMAINING       AVERAGE       AVERAGE
ORIGINAL CLTV                         LOANS        BALANCE        PRIN BAL      COUPON       TERM         ORIG CLTV       FICO
                                      -----     -------------     --------     --------     ---------     ---------     --------
70.00 -- 74.99                            3        345,890.90         1.07        7.358           357         72.08          608
75.00 -- 79.99                           16      3,279,568.59        10.14        6.101           349         78.58          674
80.00 -- 80.00                          161     28,376,131.78        87.72        6.400           350         80.00          651
85.00 -- 89.99                            1        345,341.24         1.07        5.750           356         85.00          741
                                      -----     -------------     --------     --------     ---------     ---------     --------
Total:                                  181     32,346,932.51       100.00        6.373           350         79.83          654
                                      =====     =============     ========     ========     =========     =========     ========

Min: 70.88
Max: 85.00
Weighted Average: 79.83
% > 80: 1.07
% > 90: 0.00
% > 95: 0.00

                                                                                            WEIGHTED
                                                                               WEIGHTED      AVERAGE
                                                   CURRENT         PCT BY      AVERAGE       STATED        WEIGHTED     WEIGHTED
                                      # OF        PRINCIPAL         CURR        GROSS       REMAINING      AVERAGE       AVERAGE
ORIGINAL CLTV INCL. SILENT SECONDS    LOANS        BALANCE        PRIN BAL      COUPON        TERM        ORIG CLTV       FICO
                                      -----     -------------     --------     --------     ---------     ---------     --------
85.00 -- 89.99                            6      1,400,778.99         4.33        6.367           355         77.55          647
90.00 -- 94.99                           10      2,230,967.77         6.90        6.470           357         80.57          649
95.00 -- 99.99                           36      7,422,920.55        22.95        6.247           352         79.63          647
100.00 >=                               129     21,292,265.20        65.82        6.407           348         79.97          657
                                      -----     -------------     --------     --------     ---------     ---------     --------
Total:                                  181     32,346,932.51       100.00        6.373           350         79.83          654
                                      =====     =============     ========     ========     =========     =========     ========


Min: 86.72
Max: 100.00
Weighted Average: 98.10
% > 80: 100.00
% > 90: 93.04
% > 95: 75.28

                                                                                            WEIGHTED
                                                                               WEIGHTED     AVERAGE
                                                   CURRENT        PCT BY       AVERAGE       STATED        WEIGHTED     WEIGHTED
                                      # OF        PRINCIPAL         CURR        GROSS       REMAINING      AVERAGE      AVERAGE
ORIGINAL TERM (MONTHS)                LOANS        BALANCE        PRIN BAL      COUPON        TERM        ORIG CLTV       FICO
                                      -----     -------------     --------     --------     ---------     ---------     --------
180                                       4        645,073.35         1.99        6.366           177         79.70          661
240                                       4        645,027.21         1.99        6.354           236         80.00          655
360                                     173     31,056,831.95        96.01        6.374           356         79.82          654
                                      -----     -------------     --------     --------     ---------     ---------     --------
Total:                                  181     32,346,932.51       100.00        6.373           350         79.83          654
                                      =====     =============     ========     ========     =========     =========     ========

Min: 180
Max: 360
Weighted Average: 354

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                   Page 2 of 7

POPULAR ABS 2005-3                                 1ST LIENS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 32,346,933
                                                                     181 RECORDS
--------------------------------------------------------------------------------

                                                                                           WEIGHTED
                                                                               WEIGHTED     AVERAGE
                                                   CURRENT         PCT BY      AVERAGE      STATED         WEIGHTED    WEIGHTED
                                      # OF        PRINCIPAL         CURR        GROSS      REMAINING       AVERAGE      AVERAGE
STATED REMAINING TERM (MONTHS)        LOANS        BALANCE        PRIN BAL      COUPON       TERM         ORIG CLTV       FICO
                                      -----     -------------     --------     --------     ---------     ---------     --------
121 -- 180                                4        645,073.35         1.99        6.366           177         79.70          661
181 -- 240                                4        645,027.21         1.99        6.354           236         80.00          655
301 -- 360                              173     31,056,831.95        96.01        6.374           356         79.82          654
                                      -----     -------------     --------     --------     ---------     ---------     --------
Total:                                  181     32,346,932.51       100.00        6.373           350         79.83          654
                                      =====     =============     ========     ========     =========     =========     ========
Min: 174
Max: 359
Weighted Average: 350

                                                                                           WEIGHTED
                                                                               WEIGHTED     AVERAGE
                                                   CURRENT         PCT BY      AVERAGE      STATED         WEIGHTED    WEIGHTED
FRM                                   # OF        PRINCIPAL         CURR        GROSS      REMAINING       AVERAGE      AVERAGE
ARM)                                  LOANS        BALANCE        PRIN BAL      COUPON       TERM         ORIG CLTV       FICO
                                      -----     -------------     --------     --------     ---------     ---------     --------
Fixed                                   127     22,358,087.82        69.12        6.482           347         79.82          655
Adjustable                               54      9,988,844.69        30.88        6.129           356         79.83          652
                                      -----     -------------     --------     --------     ---------     ---------     --------
Total:                                  181     32,346,932.51       100.00        6.373           350         79.83          654
                                      =====     =============     ========     ========     =========     =========     ========


                                                                                           WEIGHTED
                                                                               WEIGHTED     AVERAGE
                                                   CURRENT         PCT BY      AVERAGE      STATED         WEIGHTED    WEIGHTED
                                      # OF        PRINCIPAL         CURR        GROSS      REMAINING       AVERAGE      AVERAGE
PRODUCT                               LOANS        BALANCE        PRIN BAL      COUPON       TERM         ORIG CLTV       FICO
                                      -----     -------------     --------     --------     ---------     ---------     --------
Fixed 30 yr                             119     21,067,987.26        65.13        6.490           356         79.82          655
ARM 2/28                                 30      5,508,672.26        17.03        6.233           356         79.72          640
ARM 3/27                                 20      3,197,342.69         9.88        6.117           355         79.94          651
ARM 5/25                                  4      1,282,829.74         3.97        5.708           356         80.02          705
Fixed 15 yr                               4        645,073.35         1.99        6.366           177         79.70          661
Fixed 20 yr                               4        645,027.21         1.99        6.354           236         80.00          655
                                      -----     -------------     --------     --------     ---------     ---------     --------
Total:                                  181     32,346,932.51       100.00        6.373           350         79.83          654
                                      =====     =============     ========     ========     =========     =========     ========



                                                                                                  WEIGHTED
                                                                                      WEIGHTED    AVERAGE
                                                            CURRENT        PCT BY     AVERAGE      STATED      WEIGHTED    WEIGHTED
                                                # OF       PRINCIPAL        CURR       GROSS      REMAINING     AVERAGE     AVERAGE
PREPAYMENT PENALTY ORIGINAL TERM (MONTHS)       LOANS       BALANCE       PRIN BAL     COUPON       TERM       ORIG CLTV      FICO
                                                -----    -------------    --------    --------    ---------    ---------    --------
0                                                  11     1,878,967.77        5.81       6.695          341        79.90         647
12                                                 12     2,754,093.19        8.51       6.343          356        79.44         669
24                                                 17     2,374,569.18        7.34       5.877          355        79.97         647
36                                                 38     7,006,737.52       21.66       6.484          354        79.83         657
60                                                103    18,332,564.85       56.67       6.367          347        79.85         652
                                                -----    -------------    --------    --------    ---------    ---------    --------
Total:                                            181    32,346,932.51      100.00       6.373          350        79.83         654
                                                =====    =============    ========    ========    =========    =========    ========

Loans with Penalty: 94.19

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                        Page 3 of 7

POPULAR ABS 2005-3                                 1ST LIENS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 32,346,933
                                                                     181 RECORDS
--------------------------------------------------------------------------------

                                                                                           WEIGHTED
                                                                               WEIGHTED     AVERAGE
                                                   CURRENT         PCT BY      AVERAGE      STATED         WEIGHTED    WEIGHTED
                                      # OF        PRINCIPAL         CURR        GROSS      REMAINING       AVERAGE      AVERAGE
LIEN                                  LOANS        BALANCE        PRIN BAL      COUPON       TERM         ORIG CLTV       FICO
                                      -----     -------------     --------     --------     ---------     ---------     --------
First Lien                              181     32,346,932.51       100.00        6.373           350         79.83          654
                                      -----     -------------     --------     --------     ---------     ---------     --------
Total:                                  181     32,346,932.51       100.00        6.373           350         79.83          654
                                      =====     =============     ========     ========     =========     =========     ========


                                                                                           WEIGHTED
                                                                               WEIGHTED     AVERAGE
                                                   CURRENT         PCT BY      AVERAGE      STATED         WEIGHTED    WEIGHTED
                                      # OF        PRINCIPAL         CURR        GROSS      REMAINING       AVERAGE      AVERAGE
DOCUMENTATION TYPE                    LOANS        BALANCE        PRIN BAL      COUPON       TERM         ORIG CLTV       FICO
                                      -----     -------------     --------     --------     ---------     ---------     --------
Full Doc                                141     24,233,912.97        74.92        6.324           350         79.77          651
SI                                       37      7,344,315.69        22.70        6.543           352         80.00          665
Alt Doc                                   3        768,703.85         2.38        6.310           328         79.75          654
                                      -----     -------------     --------     --------     ---------     ---------     --------
Total:                                  181     32,346,932.51       100.00        6.373           350         79.83          654
                                      =====     =============     ========     ========     =========     =========     ========


                                                                                           WEIGHTED
                                                                               WEIGHTED     AVERAGE
                                                   CURRENT         PCT BY      AVERAGE      STATED         WEIGHTED    WEIGHTED
                                      # OF        PRINCIPAL         CURR        GROSS      REMAINING       AVERAGE      AVERAGE
LOAN PURPOSE                          LOANS        BALANCE        PRIN BAL      COUPON       TERM         ORIG CLTV       FICO
                                      -----     -------------     --------     --------     ---------     ---------     --------
Cashout Refinance                       133     23,060,514.80        71.29        6.361           348         79.79          651
Purchase                                 34      6,451,644.57        19.95        6.409           353         79.93          667
Rate/Term Refinance                      14      2,834,773.14         8.76        6.386           356         79.89          647
                                      -----     -------------     --------     --------     ---------     ---------     --------
Total:                                  181     32,346,932.51       100.00        6.373           350         79.83          654
                                      =====     =============     ========     ========     =========     =========     ========


                                                                                            WEIGHTED
                                                                               WEIGHTED     AVERAGE
                                                   CURRENT         PCT BY      AVERAGE      STATED         WEIGHTED    WEIGHTED
                                      # OF        PRINCIPAL         CURR        GROSS      REMAINING       AVERAGE      AVERAGE
PROPERTY TYPE                         LOANS        BALANCE        PRIN BAL      COUPON       TERM         ORIG CLTV       FICO
                                      -----     -------------     --------     --------     ---------     ---------     --------
Single Family Detached                  171     30,759,612.27        95.09        6.390           351         79.82          654
Condominium                               8      1,004,067.60         3.10        6.097           355         80.00          654
Duplex                                    2        583,252.64         1.80        5.939           288         80.00          651
                                      -----     -------------     --------     --------     ---------     ---------     --------
Total:                                  181     32,346,932.51       100.00        6.373           350         79.83          654
                                      =====     =============     ========     ========     =========     =========     ========


                                                                                           WEIGHTED
                                                                              WEIGHTED     AVERAGE
                                                   CURRENT         PCT BY      AVERAGE      STATED         WEIGHTED    WEIGHTED
                                      # OF        PRINCIPAL         CURR        GROSS      REMAINING       AVERAGE      AVERAGE
OCCUPANCY TYPE                        LOANS        BALANCE        PRIN BAL      COUPON       TERM         ORIG CLTV       FICO
                                      -----     -------------     --------     --------     ---------     ---------     --------
Owner-Occupied                          180     32,198,293.36        99.54        6.375           350         79.83          654
Non-Owner Occupied                        1        148,639.15         0.46        5.990           352         79.29          631
                                      -----     -------------     --------     --------     ---------     ---------     --------
Total:                                  181     32,346,932.51       100.00        6.373           350         79.83          654
                                      =====     =============     ========     ========     =========     =========     ========


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                        Page 4 of 7

POPULAR ABS 2005-3                                 1ST LIENS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 32,346,933
                                                                     181 RECORDS
--------------------------------------------------------------------------------

                                                                                            WEIGHTED
                                                                               WEIGHTED     AVERAGE
                                                   CURRENT         PCT BY      AVERAGE      STATED         WEIGHTED     WEIGHTED
                                      # OF        PRINCIPAL         CURR        GROSS       REMAINING      AVERAGE      AVERAGE
STATE                                 LOANS        BALANCE        PRIN BAL      COUPON       TERM         ORIG CLTV       FICO
                                      -----     -------------     --------     --------     ---------     ---------     --------
Michigan                                 26      3,949,384.40        12.21        6.359           353         79.84          670
New York                                 13      3,451,042.69        10.67        6.161           344         79.55          668
Ohio                                     21      2,973,511.19         9.19        6.481           351         79.90          660
Maryland                                 12      2,313,900.99         7.15        6.675           356         79.99          631
Illinois                                 11      2,297,096.33         7.10        6.466           356         80.00          629
Massachusetts                             6      1,683,050.13         5.20        6.235           354         80.00          637
Virginia                                  8      1,500,936.92         4.64        6.350           355         80.00          654
Indiana                                  14      1,412,469.82         4.37        6.157           356         79.94          661
Georgia                                   8      1,384,504.90         4.28        6.431           356         80.00          665
Pennsylvania                              8      1,377,604.10         4.26        6.456           333         80.00          634
New Jersey                                5      1,095,724.30         3.39        5.866           354         79.33          638
North Carolina                            6      1,024,424.36         3.17        6.382           326         80.00          659
California                                2        864,173.64         2.67        5.980           356         79.64          658
South Carolina                            3        833,242.74         2.58        5.995           357         80.00          693
New Hampshire                             3        728,021.24         2.25        6.443           354         80.00          621
Arizona                                   4        723,126.78         2.24        6.077           357         80.00          672
Tennessee                                 3        617,888.50         1.91        6.562           269         79.69          651
Connecticut                               4        600,840.52         1.86        6.690           356         77.98          645
Alabama                                   5        595,465.12         1.84        6.354           358         80.00          638
Florida                                   4        578,086.26         1.79        6.418           357         79.67          672
Wisconsin                                 2        476,409.36         1.47        6.544           355         80.00          661
New Mexico                                2        416,788.42         1.29        6.457           356         80.00          607
Nebraska                                  2        350,456.95         1.08        7.091           357         80.00          660
Delaware                                  1        275,504.46         0.85        6.375           355         80.00          709
Kansas                                    2        188,774.66         0.58        7.156           282         80.00          632
Kentucky                                  2        155,341.62         0.48        6.950           358         77.33          656
Missouri                                  1        133,399.08         0.41        7.450           358         80.00          636
Maine                                     1        131,718.71         0.41        7.750           357         80.00          668
Oregon                                    1        125,078.16         0.39        6.990           355         80.00          650
Utah                                      1         88,966.16         0.28        6.000           353         80.00          708
                                      -----     -------------     --------     --------     ---------     ---------     --------
Total:                                  181     32,346,932.51       100.00        6.373           350         79.83          654
                                      =====     =============     ========     ========     =========     =========     ========


Top 3 Zip Code: 95111(1.53670%),11566(1.53395%),49456(1.27290%)
Number of States: 30

                                                                                            WEIGHTED
                                                                               WEIGHTED     AVERAGE
                                                   CURRENT         PCT BY      AVERAGE       STATED        WEIGHTED     WEIGHTED
                                      # OF        PRINCIPAL         CURR        GROSS      REMAINING       AVERAGE      AVERAGE
GROSS MARGIN                          LOANS        BALANCE        PRIN BAL      COUPON       TERM         ORIG CLTV       FICO
                                      -----     -------------     --------     --------     ---------     ---------     --------
4.000 -- 4.499                            2        156,524.60         1.57        4.853           355         80.00          679
4.500 -- 4.999                            3        631,372.07         6.32        5.160           355         79.50          649
5.000 -- 5.499                            6      1,154,550.65        11.56        5.745           354         78.95          661
5.500 -- 5.999                           19      3,616,896.29        36.21        5.961           356         79.80          644
6.000 -- 6.499                           11      1,791,115.99        17.93        6.550           356         80.00          636
6.500 -- 6.999                            9      1,399,492.37        14.01        6.993           357         79.87          638
7.500 -- 7.999                            4      1,238,892.72        12.40        6.043           356         80.61          701
                                      -----      ------------     --------     --------     ---------     ---------     --------
Total:                                   54      9,988,844.69       100.00        6.129           356         79.83          652
                                      =====      ============     ========     ========     =========     =========     ========

Min (>0): 4.270
Max: 7.500
Weighted Average (>0): 6.029

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

POPULAR ABS 2005-3                                 1ST LIENS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 32,346,933
                                                                     181 RECORDS
--------------------------------------------------------------------------------

                                                                                           WEIGHTED
                                                                               WEIGHTED    AVERAGE
                                                   CURRENT         PCT BY      AVERAGE      STATED         WEIGHTED    WEIGHTED
                                      # OF        PRINCIPAL         CURR        GROSS      REMAINING       AVERAGE      AVERAGE
MINIMUM INTEREST RATE                 LOANS        BALANCE        PRIN BAL      COUPON       TERM         ORIG CLTV       FICO
                                      -----     -------------     --------     --------     ---------     ---------     --------
4.000 -- 4.499                            2        156,524.60         1.57        4.853           355         80.00          679
4.500 -- 4.999                            2        134,297.12         1.34        5.051           354         80.00          658
5.000 -- 5.499                            6      1,510,978.02        15.13        5.585           354         78.99          656
5.500 -- 5.999                           17      3,315,417.21        33.19        5.923           356         79.78          646
6.000 -- 6.499                           10      1,572,158.70        15.74        6.392           356         80.00          637
6.500 -- 6.999                           10      1,457,261.78        14.59        6.758           357         79.87          641
7.000 -- 7.499                            3        603,314.54         6.04        7.160           357         80.00          633
7.500 -- 7.999                            4      1,238,892.72        12.40        6.043           356         80.61          701
                                      -----      ------------     --------     --------     ---------     ---------     --------
Total:                                   54      9,988,844.69       100.00        6.129           356         79.83          652
                                      =====      ============     ========     ========     =========     =========     ========


Min (>0): 4.270
Max: 7.500
Weighted Average (>0): 6.203

                                                                                           WEIGHTED
                                                                               WEIGHTED    AVERAGE
                                                   CURRENT         PCT BY      AVERAGE      STATED         WEIGHTED    WEIGHTED
                                      # OF        PRINCIPAL         CURR        GROSS      REMAINING       AVERAGE      AVERAGE
MAXIMUM INTEREST RATE                 LOANS        BALANCE        PRIN BAL      COUPON       TERM         ORIG CLTV       FICO
                                      -----     -------------     --------     --------     ---------     ---------     --------
10.500 -- 10.999                          3        216,159.62         2.16        4.891           355         80.00          672
11.000 -- 11.499                          5      1,213,820.39        12.15        5.299           354         79.69          653
11.500 -- 11.999                         19      4,011,242.50        40.16        5.824           355         80.00          663
12.000 -- 12.499                         10      1,610,367.34        16.12        6.245           356         80.00          645
12.500 -- 12.999                         12      1,852,795.94        18.55        6.749           357         79.28          640
13.000 -- 13.499                          4        789,169.44         7.90        7.181           357         80.00          635
15.000 >=                                 1        295,289.46         2.96        7.250           359         80.00          643
                                      -----      ------------     --------     --------     ---------     ---------     --------
Total:                                   54      9,988,844.69       100.00        6.129           356         79.83          652
                                      =====      ============     ========     ========     =========     =========     ========


Min (>0): 10.800
Max: 17.250
Weighted Average (>0): 12.247

                                                                                           WEIGHTED
                                                                               WEIGHTED    AVERAGE
                                                   CURRENT         PCT BY      AVERAGE      STATED         WEIGHTED    WEIGHTED
                                      # OF        PRINCIPAL         CURR        GROSS      REMAINING       AVERAGE      AVERAGE
INITIAL PERIODIC RATE CAP             LOANS        BALANCE        PRIN BAL      COUPON       TERM         ORIG CLTV       FICO
                                      -----     -------------     --------     --------     ---------     ---------     --------
3.000                                    54      9,988,844.69       100.00        6.129           356         79.83          652
                                      -----      ------------     --------     --------     ---------     ---------     --------
Total:                                   54      9,988,844.69       100.00        6.129           356         79.83          652
                                      =====      ============     ========     ========     =========     =========     ========


Min (>0): 3.000
Max: 3.000
Weighted Average (>0): 3.000

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS 2005-3                                 1st Liens with Silent Seconds
Friedman Billings Ramsey                                     Balance: 32,346,933
                                                                     181 records
--------------------------------------------------------------------------------

                                                                                           WEIGHTED
                                                                               WEIGHTED    AVERAGE
                                                   CURRENT         PCT BY      AVERAGE      STATED         WEIGHTED    WEIGHTED
                                      # OF        PRINCIPAL         CURR        GROSS      REMAINING       AVERAGE      AVERAGE
SUBSEQUENT PERIODIC RATE CAP          LOANS        BALANCE        PRIN BAL      COUPON       TERM         ORIG CLTV       FICO
                                      -----     -------------     --------     --------     ---------     ---------     --------
1.000                                    51      9,007,683.31        90.18        6.163           356         79.75          644
1.500                                     3        981,161.38         9.82        5.809           355         80.58          725
                                      -----      ------------     --------     --------     ---------     ---------     --------
Total:                                   54      9,988,844.69       100.00        6.129           356         79.83          652
                                      =====      ============     ========     ========     =========     =========     ========

Min (>0): 1.000
Max: 1.500
Weighted Average (>0): 1.049

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                  Page 7 of 7